Exhibit 10.1

JOINDER AGREEMENT

This Joinder Agreement, dated as of November 1, 2012 (this “Agreement”), by and among the lenders identified in Schedule A, Schedule B and Schedule C hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), Penn National Gaming, Inc., a Pennsylvania corporation (“Borrower”), Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent, Bank of America, N.A. (“Bank of America”), Wells Fargo Securities, LLC, Commerzbank AG, New York and Grand Cayman Branches (“Commerzbank”), Fifth Third Bank (“Fifth Third”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC (“UBSS”), as joint lead arrangers and bookrunners, Bank of America, Commerzbank and UBSS, as co-syndication agents, Fifth Third, The Royal Bank of Scotland plc and U.S. Bank National Association, as co-documentation agents and Deutsche Bank Trust Company Americas, as senior managing agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of July 14, 2011 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, the Subsidiary Guarantors, the Lenders party thereto from time to time, Wells Fargo, as Administrative Agent and Collateral Agent and the other parties thereto; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain Incremental Commitments by entering into one or more joinder agreements with the Incremental Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Term A Loan Commitment as set forth on Schedule A annexed hereto or Incremental Term B Loan Commitment as set forth on Schedule B annexed hereto or Incremental Existing Tranche Revolving Commitments as set forth on Schedule C annexed hereto, as applicable, on the terms and subject to the conditions set forth below.

The Incremental Commitment of each Incremental Lender is in addition to such Incremental Lender’s existing Commitments under the Credit Agreement, if any, which shall continue to be subject in all respects to the terms of the Credit Agreement and the other Credit Documents.

Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto;

and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Incremental Lender and as a Lender.

Each Incremental Lender hereby agrees to make its Incremental Term A Loan Commitment, Incremental Term B Loan Commitment and Incremental Existing Tranche Revolving Commitment on the following terms and conditions:

1.             Applicable Margin.  The Applicable Margin for the Incremental Term A Loans shall be the same as the Applicable Margin with respect to the existing Term A Facility Loans.  The Applicable Margin for the Incremental Term B Loans shall be the same as the Applicable Margin with respect to the existing Term B Facility Loans.  The LIBO Rate for the Incremental Term B Facility Loans shall be the same as the LIBO Rate for the existing Term B Loans.  The Applicable Margin and Applicable Fee Percentage for the Incremental Existing Tranche Revolving Commitments shall be the same as the Applicable Margin and Applicable Fee Percentage with respect to the Existing Revolving Commitments.

2.             Maturity Date.  The maturity date for the Incremental Term A Loans shall be the Term A Facility Maturity Date. The maturity date for the Incremental Term B Loans shall be the Term B Facility Maturity Date.  The maturity date for the Incremental Existing Tranche Revolving Commitments shall be the R/C Maturity Date.

3.             Principal Payments.  Borrower shall make principal payments on the Incremental Term A Loans (subject to adjustment for any prepayments made under Section 2.09 or Section 2.10 or Section 2.11(b) of the Credit Agreement) as set forth on Schedule D-1 hereto, with the balance payable on the Term A Facility Maturity Date.  Borrower shall make principal payments on the Incremental Term B Loans (subject to adjustment for any prepayments made under Section 2.09, Section 2.10 or Section 2.11(b) of the Credit Agreement) as set forth on Schedule D-2 hereto.  Borrower shall not be required to make amortization payments with respect to Revolving Loans made pursuant to the Incremental Existing Tranche Revolving Commitments.  All Revolving Loans made pursuant to the Incremental Existing Tranche Revolving Commitments shall be repaid in full on the R/C Maturity Date and all Incremental Existing Tranche Revolving Commitments shall terminate on the R/C Maturity Date.

4.             Same Tranche.  It is the understanding, agreement and intention of the parties that the Incremental Term A Loans shall be part of the same Tranche of Loans as the Term A Facility Loans and shall constitute Term A Facility Loans under the Credit Documents.  It is the understanding, agreement and intention of the parties that the Incremental Term B Loans shall be part of the same Tranche of Loans as the Term B Facility Loans under the Credit Agreement and shall constitute Term B Facility Loans under the Credit Documents.  It is the understanding, agreement and intention of the parties that the Incremental Existing Tranche Revolving Commitments shall be part of the Revolving Commitments and all Revolving Loans made pursuant to such commitments shall constitute Revolving Loans.

5.             Proposed Borrowing.  This Agreement represents Borrower’s request to borrow Incremental Term Loans from the Incremental Lenders as follows (the “Proposed Borrowing”):

a.	Tranche of Loans:	a. Incremental Term A Loans
b. Incremental Term B Loans

b.	Business Day of Proposed Borrowing:	November 1, 2012

c.	Amount of Proposed Borrowing:	$400,000,000 of Incremental Term A Loans.

$515,000,000 of Incremental Term B Loans.

d.             Interest rate option:

A.            The initial Interest Period(s) for all Incremental Term A Loans hereunder shall commence upon the making of such Incremental Term A Loans and end on the last day of the Interest Period(s) applicable to the existing Tranche A Facility Loans (as of the date of the making of the Incremental Term A Loans)  (and, if there are multiple Interest Periods applicable to the existing Tranche A Facility Loans as of such date of the making of the Incremental Term A Loans, then the Incremental Term A Loans shall have multiple Interest Periods ending on the same days as such Interest Periods, and with respect to amounts proportionate to the amount of existing Tranche A Facility Loans applicable to such Interest Periods).

B.            The initial Interest Period(s) for all Incremental Term B Loans hereunder shall commence upon the making of such Incremental Term B Loans and end on the last day of the Interest Period(s) applicable to the existing Tranche B Loans (as of the date of the making of the Incremental Term B Loans) (and, if there are multiple Interest Periods applicable to the existing Tranche B Loans as of such date of the making of the Incremental Term B Loans, then the Incremental Term B Loans shall have multiple Interest Periods ending on the same days as such Interest Periods, and with respect to amounts proportionate to the amount of existing Tranche B Facility Loans applicable to such Interest Periods).

e.	Maturity Date:	Incremental Term A Loans:	Term A Facility Maturity Date
		Incremental Term B Loans:	Term B Facility Maturity Date .

6.             Incremental Existing Tranche Revolving Commitments.  This Agreement represents Borrower’s request for Incremental Existing Tranche Revolving Commitments to become effective on the same terms as the existing Revolving Commitments except as specified herein.  Incremental Existing Tranche Revolving Commitments shall become effective the date on which the Incremental Closing Date (as defined below) which date shall be on November 1, 2012, and on such date the Administrative Agent and the Lenders providing the Incremental Existing Tranche Revolving Commitments shall effectuate such transfers, assignments and adjustments of Revolving Loans and participation interests in L/C Liabilities and Swingline Loans as contemplated by Section 2.12(d), through purchases by the Lenders providing the Incremental Existing Tranche Revolving Commitments.

7.             New Lenders.  Each Incremental Lender (other than any Incremental Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Incremental Commitments hereunder shall be effective and that such Incremental Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

8.             Credit Agreement Governs.  Incremental Term A Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents and shall be on terms and conditions identical to the existing Term A Facility Loans, except as set forth in this Agreement.

Incremental Term B Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents and shall be on terms and conditions identical to the existing Term B Facility Loans, except as set forth in this Agreement.  Loans made under the Incremental Existing Tranche Revolving Commitments shall be on terms and conditions identical to existing Revolving Loans, except as set forth in this Agreement.

9.             Borrower’s Certifications.  By its execution of this Agreement, the Borrower hereby certifies that:

i.              each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date); and

ii.             no event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default.

10.           Conditions to Effectiveness. This Agreement shall become effective on the date (the “Incremental Closing Date”) on which each of the following conditions is satisfied or waived:

a.             Increase Joinder.  The Administrative Agent shall have received executed counterparts of this Agreement from the Incremental Lenders and the other parties hereto.

b.             Corporate Documents.  The Administrative Agent shall have received:

i.              certified true and complete copies of the Organizational Documents of the Borrower and of all corporate or other authority for the Borrower (including board of directors resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the extensions of credit hereunder, certified as of the Incremental Closing Date as complete and correct copies thereof by the secretary or an assistant secretary of the Borrower; and

ii.             a certificate as to the good standing of the Borrower as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of incorporation.

c.             Opinions of Counsel.  The Administrative Agent shall have received a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Borrower and (ii) Ballard Spahr LLP, in each case (A) dated the Incremental Closing Date, (B) addressed to the Agents and the Incremental Lenders and (C) in a form reasonably satisfactory to the Administrative Agent.

e.             Costs and Expenses.  The Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses (including the reasonable legal fees and expenses of Cahill Gordon & Reindel LLP, special counsel to the Agents) relating to this Agreement, to the extent such fees and expenses are required to be reimbursed or paid by Borrower pursuant to the engagement letters between the Borrower and each of Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, RBS Securities Inc., Commerzbank AG, New York, Fifth Third Bank and UBS Securities LLC, respectively, entered into in connection with the transactions contemplated by this Agreement or Section 13.03 of the Credit Agreement.

f.              USA Patriot Act.  To the extent requested at least 10 days prior to the Incremental Closing Date, the Incremental Lenders that are subject to the Patriot Act (as defined below) shall have received, not less than 5 days prior to the Incremental Closing Date, all documentation and other information that may be required by the Incremental Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the United States PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) including the information described in Section 13.14 of the Credit Agreement.

g.             Approvals.  All necessary Gaming Approvals and Governmental Authority and third party approvals and/or consents in connection with the transactions contemplated hereby shall have been obtained and shall remain in full force and effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, enjoins, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated hereby.  In addition, there shall not exist any judgment, order, injunction or other restraint, and there shall be no pending litigation or proceeding by any Governmental Authority, prohibiting, enjoining or imposing materially adverse conditions on the transactions contemplated hereby.

11.           Post Closing Real Property Borrower shall as soon as practicable, but not later than sixty days (60) after the date hereof (or such later date as the Administrative Agent may determine in its reasonable discretion), deliver or cause to be delivered to the Collateral Agent the following items with respect to each Mortgaged Real Property, each in form and substance reasonably acceptable to the Administrative Agent:

A.            an amendment to each Mortgage encumbering a Mortgaged Real Property (the “Mortgage Amendments”) each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the Borrower’s obligations as modified hereby;

B.            A modified ALTA 11 mortgage modification endorsement or local equivalent with respect to the Mortgaged Properties, each in form and substance reasonably satisfactory to Administrative Agent, or other endorsements acceptable to the Administrative Agent, insuring against the invalidity or unenforceability of the Mortgages as a result of the Mortgage Amendments;

C.            with respect to each Mortgage Amendment, an e-mail or other assurance, from applicable local counsel to the Borrower, which e-mail or other form of assurance shall (a) advise that each such Mortgage Amendment is in recordable form for filing in the appropriate jurisdiction and (b) either (i) advise that no documents, instruments or other actions are required under applicable law for the continued validity, perfection and priority of the liens and security interests granted to the Administrative Agent under the Mortgage encumbering such Mortgaged Real Property for the benefit of the Administrative Agent to secure the payment of the Secured Obligations (as defined in such Mortgage), as amended by this Agreement or (ii) identify such other documents, instruments or other actions as are required under applicable law for the continued validity, perfection and priority of such liens and security interests (in which case, the Borrower shall deliver or cause to be delivered such other documents, instruments or other actions to the Collateral Agent by the date set forth above), it being understood that such e-mail or other form of assurance will be provided to the Administrative Agent and will be in a form and substance reasonably satisfactory to the Administrative Agent; and

D.            either (1) an amendment to each Ship Mortgage encumbering a Mortgaged Vessel (the “Ship Mortgage Amendments”), in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or (2) a favorable opinion, addressed to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, from Phelps Dunbar LLP or other counsel reasonably acceptable to the Administrative Agent to the effect that (a) the recording of the existing Ship Mortgages are the only filings or recordings necessary to give constructive notice to third parties of the lien and security interest created by the Ship Mortgages as security for the Secured Obligations, as modified pursuant to this Agreement and (b) either that (i) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by the Ship Mortgages as security for the Secured Obligations, as modified pursuant to this Agreement or (ii) the Borrower has delivered or caused to be delivered such other documents, instruments, filings, recordings, re-recordings, re-filings or other actions as are necessary under applicable law in order to maintain the continued enforceability, validity and priority of such lien; and

F.             evidence that all fees, costs and expenses in connection with the preparation, execution, filing and recordation of the Mortgage Amendments have been paid, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes, if any, and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 10(iii).

12.           Eligible Assignee.  By its execution of this Agreement, each Incremental Lender (other than any Incremental Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

13.           Notice.  For purposes of the Credit Agreement, the initial notice address of each Incremental Lender (other than any Incremental Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) shall be as set forth below its signature below.

14.           Non-U.S. Lenders.  For each Incremental Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to Administrative Agent pursuant to subsection 5.06(b) of the Credit Agreement.

15.           Recordation of the New Loans.  Upon execution and delivery hereof, Administrative Agent will record the Incremental Term Loans and Incremental Existing Tranche Revolving Commitments (and Revolving Loans)  made by Incremental Lenders pursuant hereto in the Register.

16.           Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

17.           Entire Agreement.  This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

18.           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19.           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

20.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Clifford
Name:	William J. Clifford
Title:	SVP, Finance and Chief Financial Officer

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Donald Schubert
Name:	Donald Schubert
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Incremental Term Loan A Lender

By:	/s/ Donald Schubert
Name:	Donald Schubert
Title:	Managing Director

BANK OF AMERICA, N.A.
as Incremental Term Loan A Lender

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

FIFTH THIRD BANK
as Incremental Term Loan A Lender

By:	/s/ Richard Arendale
Name:	Richard Arendale
Title:	Managing Director

TD BANK
as Incremental Term Loan A Lender

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION
as Incremental Term Loan A Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

U.S. BANK N.A.
as Incremental Term Loan A Lender

By:	/s/ Brian Schwallie
Name:	Brian Schwallie
Title:	Vice President

BBVA COMPASS
as Incremental Term Loan A Lender

By:	/s/ Lynne B. Herndan
Name:	Lynne B. Herndan
Title:	City President

M&T BANK
as Incremental Term Loan A Lender

By:	/s/ Paul R. Delmonte
Name:	Paul R. Delmonte
Title:	Vice President

THE PEOPLES BANK, BILOXI, MISSISSIPPI
as Incremental Term Loan A Lender

By:	/s/ Chevis C. Swetman
Name:	Chevis C. Swetman
Title:	President

UNITED BANK
as Incremental Term Loan A Lender

By:	/s/ Devin McCreery
Name:	Devin McCreery
Title:	Market President

BANK OF AMERICA, N.A.
as Incremental Term Loan B Lender

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Revolving Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

By:	/s/ Erin Morrissey
Name:	Mary Kay Coyle
Title:	Managing Director

SCHEDULE A

TO JOINDER AGREEMENT

INCREMENTAL TERM A LOAN COMMITMENTS

Name of Incremental Lender	Amount
Bank of America, N.A.	$100,000,000
Wells Fargo Bank, N.A.	$63,000,000
Fifth Third Bank	$150,000,000
TD Bank	$25,000,000
Sumitomo	$22,000,000
U.S. Bank N.A.	$15,000,000
BBVA Compass	$10,000,000
M&T Bank	$5,000,000
Peoples Bank	$5,000,000
United Bank	$5,000,000
Total:	$400,000,000.00

SCHEDULE B

TO JOINDER AGREEMENT

INCREMENTAL TERM B LOAN COMMITMENTS

Name of Incremental Lender	Amount
Bank of America, N.A.	$515,000,000
Total:	$515,000,000.00

SCHEDULE C

TO JOINDER AGREEMENT

INCREMENTAL EXISTING TRANCHE REVOLVING COMMITMENTS

Name of Incremental Lender	Amount
Deutsche Bank	$85,000,000
Total:	$85,000,000.00

SCHEDULE D-1

AMORTIZATION PAYMENTS
INCREMENTAL TERM A FACILITY LOANS

DATE(1)	PRINCIPAL AMOUNT
December 31, 2012	$5,000,000.00
March 31, 2013	$5,000,000.00
June 30, 2013	$5,000,000.00
September 30, 2013	$7,500,000.00
December 31, 2013	$7,500,000.00
March 31, 2014	$7,500,000.00
June 30, 2014	$7,500,000.00
September 30, 2014	$10,000,000.00
December 31, 2014	$10,000,000.00
March 31, 2015	$10,000,000.00
June 30, 2015	$10,000,000.00
September 30, 2015	$10,000,000.00
December 31, 2015	$10,000,000.00
March 31, 2016	$10,000,000.00
Term A Facility Maturity Date	$285,000,000.00

(1) If such date is not a Business Day, then the date shall be the next succeeding Business Day.

SCHEDULE  D-2

AMORTIZATION PAYMENTS

INCREMENTAL TERM B FACILITY LOANS

DATE(1)	PRINCIPAL AMOUNT
December 31, 2012	$1,287,500.00
March 31, 2013	$1,287,500.00
June 30, 2013	$1,287,500.00
September 30, 2013	$1,287,500.00
December 31, 2013	$1,287,500.00
March 31, 2014	$1,287,500.00
June 30, 2014	$1,287,500.00
September 30, 2014	$1,287,500.00
December 31, 2014	$1,287,500.00
March 31, 2015	$1,287,500.00
June 30, 2015	$1,287,500.00
September 30, 2015	$1,287,500.00
December 31, 2015	$1,287,500.00
March 31, 2016	$1,287,500.00
June 30, 2016	$1,287,500.00
September 30, 2016	$1,287,500.00
December 31, 2016	$1,287,500.00
March 31, 2017	$1,287,500.00
June 30, 2017	$1,287,500.00
September 30, 2017	$1,287,500.00
December 31, 2017	$1,287,500.00
March 31, 2018	$1,287,500.00
Term B Facility Maturity Date	$486,675,000.00

(1) If such date is not a Business Day, then the date shall be the next succeeding Business Day.